Exhibit 10.4

Allscripts-Misys Healthcare Solutions, Inc.	17 August 2010
222 Merchandise Mart Plaza, Suite 2024
Chicago, IL 60654
USA

Dear Sir,

ON DEMAND BANK GUARANTEE NO: T406355

We are informed by Misys plc (company number 01360027) (“Misys”) that it has entered into a framework agreement with you dated as of June 9, 2010 (as amended, varied or modified from time to time) (the “Framework Agreement”). We have been requested to issue this on demand bank guarantee in connection with Section 10.10(b) of the Framework Agreement.

In consideration of your entering into the Framework Agreement, we, The Royal Bank of Scotland plc, London Trade Services Centre, Bonds and Guarantees, PO Box 39971, Devonshire Square, London EC2M 4XB, irrevocably and unconditionally undertake, as primary obligor, to pay to you from time to time on your first written demand over original hand-written signatures in the form of Exhibit A (including all attachments required by paragraph 3 of Exhibit A) (a “Demand Notice”), and waiving all rights of objection and defence and without reference to Misys or the Framework Agreement and despite any objection by Misys or its affiliates, an amount or amounts not exceeding in aggregate the Maximum Guarantee Amount (as defined below).

A Demand Notice must be received by us prior to the expiration of this guarantee and must be executed on your behalf by your Chief Executive Officer (whose signature thereon must match the specimen signature contained in Exhibit F). You are not limited in the number of Demand Notices you may make hereunder; provided, however, that the aggregate sum of all amounts demanded under such Demand Notices may in no event exceed the Maximum Guarantee Amount (as defined below). All amounts payable under this guarantee will be paid in U.S. dollars.

Any Demand Notice shall be validly given by you if delivered to us in person at our above address or to our office in the U.S.A. as follows:

The Royal Bank of Scotland plc

600 Washington Boulevard

Stamford, CT, 06901

Attn: Letter of Credit Department

Any Demand Notice that you give shall be deemed to have been received by us on the day of actual delivery to us in person at either of the above stated addresses.

We shall accept any executed Demand Notice as conclusive evidence that the amount claimed is due to you under this guarantee.

ALWAYS PROVIDED THAT

1.	Our liability under this guarantee is limited to an amount or amounts not exceeding in aggregate US$45,000,000.00 (United States Dollars Forty Five Million) (the “Maximum Guarantee Amount”) as reduced from time to time by a notice from Misys in the form of Exhibit B hereto signed by the Chief Executive Officer of Misys (whose signature thereon must match the specimen signature contained in Exhibit F) (including all attachments required by paragraph 3 of Exhibit B) (a “Reduction Notice”).

2.	This guarantee will come into force on 17 August 2010.

3.	This guarantee will expire upon our receipt of a duly executed certificate of the Chief Executive Officer of Misys (whose signature thereon must match the specimen signature contained in Exhibit F) certifying that this guarantee is terminated in the form of Exhibit C hereto (including all attachments required by paragraph 3 of Exhibit C) (a “Release Notice”).

This guarantee is personal to yourselves and is not transferable or assignable, except that this guarantee shall inure to the benefit of your successors in title by operation of law.

Except to the extent it is inconsistent with the express terms of this guarantee, this guarantee is subject to the International Standby Practices 1998 (International Chamber of Commerce Publication No. 590).

Upon receipt by us of a notice in the form of either Exhibit D-1 or Exhibit D-2 (each, a “Bank Notice”) stating that a payment is required (in the case of Exhibit D-1) or an event permitting the reduction or termination of this guarantee has occurred (in the case of Exhibit D-2), we shall, within one business day following receipt thereof, send by confirmed facsimile to each of you and Misys a copy of such Bank Notice to the addresses for you and Misys contained in Exhibit E hereto. Bank Notices must be signed by the Chief Executive Officer of Allscripts or Misys (whichever is applicable), whose signature thereon must match the specimen signature contained in Exhibit F.

Notwithstanding anything herein to the contrary, we shall not make any payment pursuant to a Demand Notice received by us unless and until seven (7) business days have elapsed from our receipt of a Bank Notice from you specifying the payment amount to be demanded.

Notwithstanding anything herein to the contrary, we shall not reduce or terminate this guarantee pursuant to a Reduction Notice or Release Notice received from Misys unless and until ten (10) business days have elapsed from our receipt of a Bank Notice from Misys specifying the reduction amount or stating that an event permitting the termination of this guarantee has occurred, respectively.

This guarantee and all non-contractual obligations arising out of or in connection with this guarantee shall be governed by and construed in accordance with the laws of England and Wales and we hereby irrevocably submit to the exclusive jurisdiction of the English courts to settle any dispute arising out of or in connection with this guarantee (including any dispute regarding the existence, validity or termination of this guarantee or any non-contractual obligation arising out of or in connection with this guarantee).

SUBSCRIBED for and on behalf of	)
THE ROYAL BANK OF SCOTLAND plc by	)
Martin Savio Haynes acting under a power of attorney	)	/s/ Martin Savio Haynes
in his favour dated 19 September 2008 at Edinburgh	)
on 17 August 2010)

in the presence of:

Signature of Witness:	/s/ Anjali Susan Lancaster

Full Name: Anjali Susan Lancaster

Address:   The Royal Bank of Scotland plc

London Trade Services Centre

Bonds and Guarantees

PO Box 39971

Devonshire Square

London EC2M 4XB

We hereby irrevocably submit to the exclusive jurisdiction of the English courts to settle any dispute arising out of or in connection with this guarantee (including any dispute regarding the existence, validity or termination of this guarantee or any non-contractual obligation arising out of or in connection with this guarantee).

Duly executed and delivered as a deed by ALLSCRIPTS-MISYS HEALTHCARE SOLUTIONS, INC.

By:	/s/ Glen Tullman
Name:	Glen Tullman
Title:	Chief Executive Officer

EXHIBIT A

FORM OF DEMAND NOTICE

To:	The Royal Bank of Scotland plc
London Trade Services Centre
Bonds and Guarantees
PO Box 39971
Devonshire Square
London EC2M 4XB
Attn: Centre Manager

Or

To:	The Royal Bank of Scotland plc
600 Washington Boulevard
Stamford, CT, 06901
Attn: Letter of Credit Department

Date [ ]

The undersigned, the Chief Executive Officer of Allscripts Healthcare Solutions, Inc. (“Allscripts”), as beneficiary under that certain on demand bank guarantee No. T406355 dated 17 August, 2010 (the “Guarantee”), granted by The Royal Bank of Scotland plc (the “Issuing Bank”), hereby provides notice to the Issuing Bank as follows:

1.	We hereby demand payment in the amount of $ .

2.	We hereby certify that each of the Historic Tax Conditions (as defined in the Framework Agreement) has been satisfied.

3.	We hereby certify that attached hereto is a copy of resolutions adopted by the Board of Directors of Allscripts affirming that the Board of Directors of Allscripts has determined that each of the Historic Tax Conditions (as defined in the Framework Agreement) has been satisfied, which resolutions are complete and accurate and were duly passed by the Board of Directors of Allscripts and have not been altered, amended or rescinded and remain in full force and effect as of the date of this Demand Notice.

4.	We hereby certify that the amount hereby demanded, when aggregated with any other amount or amounts previously demanded under the Guarantee, does not exceed the Maximum Guarantee Amount available under the Guarantee on the date hereof, as determined in accordance with the terms of the Guarantee.

5.	Payment by the Issuing Bank pursuant to this demand notice shall be made to , ABA Number , Account Number , Attention: , Re: .

Capitalised terms used herein and not otherwise defined herein shall have the meanings given to them in the Guarantee.

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

By:
Name:	Glen Tullman
Title:	Chief Executive Officer

EXHIBIT B

FORM OF REDUCTION NOTICE

To:	The Royal Bank of Scotland plc
London Trade Services Centre
Bonds and Guarantees
PO Box 39971
Devonshire Square
London EC2M 4XB
Attn: Centre Manager

Or

To:	The Royal Bank of Scotland plc
600 Washington Boulevard
Stamford, CT, 06901
Attn: Letter of Credit Department

Date [ ]

The undersigned, the Chief Executive Officer of Misys plc (“Misys”), the arranger of that certain on demand bank guarantee T406355 dated 17 August, 2010 (the “Guarantee”), granted by The Royal Bank of Scotland plc (the “Issuing Bank”), hereby provides notice to the Issuing Bank as follows:

1.	We hereby request that the Maximum Guarantee Amount be reduced to $ .

2.	We hereby certify that the conditions set forth in Section 10.10(b) of the Framework Agreement for the reduction of the Maximum Guarantee Amount as requested in paragraph 1 above have been satisfied.

3.	We hereby certify that attached hereto is a copy of resolutions adopted by the Board of Directors of Misys affirming that the conditions set forth in Section 10.10(b) of the Framework Agreement for the reduction of the Maximum Guarantee Amount as requested in paragraph 1 above have been satisfied, which resolutions are complete and accurate and were duly passed by the Board of Directors of Misys and have not been altered, amended or rescinded and remain in full force and effect as of the date of this reduction notice.

Capitalised terms used herein and not otherwise defined herein shall have the meanings given to them in the Guarantee.

MISYS PLC

By:
Name:	J. Michael Lawrie
Title:	Chief Executive Officer

EXHIBIT C

FORM OF RELEASE NOTICE

To:	The Royal Bank of Scotland plc
London Trade Services Centre
Bonds and Guarantees
PO Box 39971
Devonshire Square
London EC2M 4XB
Attn: Centre Manager

Or

To:	The Royal Bank of Scotland plc
600 Washington Boulevard
Stamford, CT, 06901
Attn: Letter of Credit Department

Date [ ]

The undersigned, the Chief Executive Officer of Misys plc (“Misys”), the arranger of that certain on demand bank guarantee T406355 dated 17 August, 2010 (the “Guarantee”), granted by The Royal Bank of Scotland plc (the “Issuing Bank”), hereby provides notice to the Issuing Bank as follows:

1.	We hereby request that the Guarantee be terminated with immediate effect.

2.	We hereby certify that one of the conditions set forth in Section 10.10(b) of the Framework Agreement for the full release and termination of the Guarantee has been satisfied (without any required reduction of the released amount under Section 10.10(b) of the Framework Agreement).

3.	We hereby certify that attached hereto is a copy of resolutions adopted by the Board of Directors of Misys affirming that one of the conditions set forth in Section 10.10(b) of the Framework Agreement for the full release and termination of the Guarantee has been satisfied (without any required reduction of the released amount under Section 10.10(b) of the Framework Agreement), which resolutions are complete and accurate and were duly passed by the Board of Directors of Misys and have not been altered, amended or rescinded and remain in full force and effect as of the date of this release notice.

Capitalised terms used herein and not otherwise defined herein shall have the meanings given to them in the Guarantee.

MISYS PLC

By:
Name:	J. Michael Lawrie
Title:	Chief Executive Officer

EXHIBIT D-1

FORM OF BANK NOTICE

To:	Misys plc
One Kingdom Street
Paddington
London W2 6BL, UK
Attention: General Counsel
Facsimile number: +44 (0)20 3320 1771

Cc:	The Royal Bank of Scotland plc
London Trade Services Centre
Bonds and Guarantees
PO Box 39971
Devonshire Square
London EC2M 4XB
Attn: Centre Manager
Facsimile number +44 (0)20 7672 6225

Or

Cc:	The Royal Bank of Scotland plc
600 Washington Boulevard
Stamford, CT, 06901
Attn: Letter of Credit Department

Date [ ]

RE: On demand bank guarantee No. 406355 dated 17 August, 2010

The undersigned, the Chief Executive Officer of Allscripts Healthcare Solutions, Inc. hereby provides notice to Misys plc (“Misys”) as follows:

1.	[Reason for payment to be specified in accordance with Section 10.10 of the Framework Agreement and appropriate evidence (if any) to be attached].

2.	Misys has agreed to indemnify Coniston, Inc. or such Arsenal Group Member from the Tax described in paragraph 1 above pursuant to Section [—] of the Framework Agreement.

3.	We therefore hereby request that Misys make payment in the amount of $ in satisfaction of the Tax described in paragraph 1 above to or on behalf of Coniston, Inc. or such Arsenal Group Member within seven (7) business days after receipt by Misys of this notice.

4.	If Misys fails to make the payment requested in paragraph 3 above within seven (7) business days after receipt of this notice, we intend to demand payment of the amount set forth in paragraph 3 above pursuant to a Demand Notice to be delivered to The Royal Bank of Scotland plc.

Capitalised terms used herein and not otherwise defined herein shall have the meanings given to them in the Framework Agreement.

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

By:
Name:	Glen Tullman
Title:	Chief Executive Officer

EXHIBIT D-2

FORM OF BANK NOTICE

To:	Allscripts Healthcare Solutions, Inc.
222 Merchandise Mart Plaza, Suite 2024
Chicago, IL 60654
Attention: General Counsel
Facsimile number: +1 312 506 1208

Cc:	The Royal Bank of Scotland plc
London Trade Services Centre
Bonds and Guarantees
PO Box 39971
Devonshire Square
London EC2M 4XB
Attn: Centre Manager
Facsimile number +44(0)207 672 6225

Or

Cc:	The Royal Bank of Scotland plc
600 Washington Boulevard
Stamford, CT, 06901
Attn: Letter of Credit Department

Date [ ]

RE: On demand bank guarantee No. 406355 dated 17 August, 2010

The undersigned, the Chief Executive Officer of Misys plc hereby provides notice to Allscripts Healthcare Solutions, Inc. (“Allscripts”) as follows:

[For any reduction of a guarantee:]

1.	[Reason for reduction to be specified in accordance with Section 10.10 of the Framework Agreement and appropriate evidence (if any) to be attached].

2.	The occurrence of the event described in paragraph 1 above satisfies the conditions for the reduction of the amount of the Historic Bank Guarantee set forth in Section 10.10(b) of the Framework Agreement.

3.	We therefore intend to deliver to The Royal Bank of Scotland plc, ten (10) business days after receipt by Allscripts of this notice, a Reduction Notice instructing The Royal Bank of Scotland plc to reduce the maximum guarantee amount of the Historic Bank Guarantee to $ in accordance with Section 10.10(b) of the Framework Agreement.

Or

[For any termination of a guarantee:]

1.	[Reason for termination to be specified in accordance with Section 10.10 of the Framework Agreement and appropriate evidence (if any) to be attached].

2.	The occurrence of the event described in paragraph 1 above satisfies the conditions for the full release and termination of the Historic Bank Guarantee set forth in Section 10.10(b) of the Framework Agreement (without any required reduction of the released amount under Section 10.10(b) of the Framework Agreement).

3.	We therefore intend to deliver to The Royal Bank of Scotland plc, ten (10) business days after receipt by Allscripts of this notice, a Release Notice instructing The Royal Bank of Scotland plc to fully release and terminate the Historic Bank Guarantee in accordance with Section 10.10(b) of the Framework Agreement (without any required reduction of the released amount under Section 10.10(b) of the Framework Agreement).

Capitalised terms used herein and not otherwise defined herein shall have the meanings given to them in the Framework Agreement.

MISYS PLC

By:
Name:	J. Michael Lawrie
Title:	Chief Executive Officer

EXHIBIT E

ADDRESSES FOR ALLSCRIPTS AND MISYS

If to Allscripts, to:

Allscripts Healthcare Solutions, Inc.
222 Merchandise Mart Plaza, Suite 2024
Chicago, IL 60654
Telephone:	+1 800 654 0889
Fax:	+1 312 506 1205
Attn:	Corporate Secretary

If to Misys, to:
Misys plc
One Kingdom Street
Paddington
London W2 6BL, UK
Telephone:	+44 (0)20 3320 5000
Fax:	+44 (0)20 3320 1771
Attn: General Counsel

Each of Allscripts and Misys may change its address for receipt of notices under this guarantee by delivering a written notice to us (with a copy to Allscripts or Misys, as the case may be), which upon receipt by us shall automatically amend this Exhibit E and replace the then existing address with the new address.

EXHIBIT F

SPECIMEN SIGNATURES

Specimen signature of the Chief

Executive Officer of Allscripts-Misys

Healthcare Solutions, Inc.

Name: Glen Tullman

Signature: /s/ Glen Tullman

Specimen signature of the Chief

Executive Officer of Misys plc

Name: J. Michael Lawrie

Signature: /s/ J. Michael Lawrie

In the event that either of Allscripts or Misys changes its Chief Executive Officer, then Allscripts or Misys (as the case may be) shall deliver a specimen signature of the new Chief Executive Officer to us (with a copy to Allscripts or Misys, as the case may be), which upon receipt by us shall automatically amend this Exhibit F and replace the then existing specimen signature with the new specimen signature.